                                                                   Exhibit 10.18

                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                                      AND
                 FIRST AMENDMENT TO COLLATERAL PLEDGE AGREEMENT

        This Amendment, dated as of March 30, 2001, is made by and among LUMINANT WORLDWIDE CORPORATION, a Delaware corporation, LWC OPERATING CORP., a Delaware corporation, LWC MANAGEMENT CORP., a Delaware corporation, POTOMAC I HOLDINGS, INC., a Delaware corporation, MULTIMEDIA I HOLDINGS, INC., a Delaware corporation, RSI GROUP, INC., a Texas corporation, ALIGN SOLUTIONS CORP., a Delaware corporation, POTOMAC PARTNERS MANAGEMENT CONSULTING, LLC, a Delaware limited liability company, MULTIMEDIA RESOURCES, LLC, a New York limited liability company, INTERACTIVE8, INC., a New York corporation, BD ACQUISITION CORP., a Delaware corporation, RESOURCE SOLUTIONS INTERNATIONAL, LLC, a Texas limited liability company, INTEGRATED CONSULTING, INC., a Texas corporation, FREE RANGE MEDIA, INC., a Washington corporation, ALIGN-FIFTH GEAR ACQUISITION CORPORATION, a Delaware corporation, and ALIGN-SYNAPSE ACQUISITION CORPORATION, a Texas corporation (collectively, the "Borrowers" and each a "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation, (the "Lender").

                                    RECITALS

        The Borrowers and the Lender have entered into a Credit and Security Agreement dated as of April 5, 2000 as amended by a First Amendment to Credit and Security Agreement dated as of August 31, 2000, a letter amendment dated as of September 21, 2000, and a Second Amendment to Credit and Security Agreement dated as of December 28, 2000 (as amended to date, the "Credit Agreement").

        Parent Borrower executed and delivered the Pledge Agreement on December 28, 2000, thereby subjecting its general brokerage account no. 12624854, to which the Pledged Securities had been credited, to a security interest in favor of the Lender. Contemporaneously, with the consent of Parent Borrower, the Lender notified Wells Fargo Brokerage Services, LLC (the "Brokerage") that the account was subject to the Lender's security interest, and the Brokerage agreed to comply with buy, sell and withdrawal orders initiated by the Lender and permitted under the terms of the Pledge Agreement.

        The Borrowers have requested that the Lender agree to waive certain Events of Default and that certain amendments be made to the Credit Agreement. The Lender wishes to clarify and confirm certain matters in connection with the Pledge Agreement. Accordingly, the parties have agreed to amend the Credit Agreement and the Pledge Agreement in the manner set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

        1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                "`Fixed Charge Coverage' means as of any date, EBITDA LESS the sum of (a) principal payments on Permitted Indebtedness, (b) unfinanced Capital Expenditures, (c) cash payments of Contingent Consideration,
        (d) reductions in the Borrowers' reserves for bad debt, and (e) collections with respect to accounts receivable charged off in prior periods, in each case, for the calendar year-to-date period ending on such date on a consolidated basis."

                "`Permitted Indebtedness' means indebtedness permitted under
        Section 7.2."

                "`Pledged Securities' means those Qualified Pledged Securities and other securities owned by certain of the Borrowers, subject to the Pledge Agreement."

                "`Qualified Pledged Securities' means any securities owned by any Borrower that evidence obligations of the United States government or securities owned by the Borrowers that are rated "A-1" by Standard& Poors Corporation or "P-1" by Moody's Investors Service, and are pledged to the Lender under the Pledge Agreement."

        2. LANDLORD LETTER OF CREDIT. Wells Fargo Bank, National Association ("Wells Fargo Bank") has issued Letter of Credit No. NZS337627, dated November 12, 1999, in favor of 114 West 26th Street Associates, L.P. and for the account of Parent Borrower (the "Existing Credit"). Parent Borrower has granted a security interest in its account no.11710282 to secure the obligation to reimburse Wells Fargo Bank for draws under the Existing Credit. Parent Borrower has requested that the Lender cause an Issuer to issue a Letter of Credit to replace the Existing Credit (such new Letter of Credit being referred to herein as the "Landlord Letter of Credit"). The advantages to Parent Borrower will be (i) that the Landlord Letter of Credit can be in a lesser face amount than the Existing Credit, and (ii) that Parent Borrower will be able to consolidate all of its investment property into its account no.12624854 maintained with the Brokerage. Accordingly, the Lender and Parent Borrower hereby agree to cooperate with one another in order to accomplish the following necessary steps as soon as possible, but in no event later than April30, 2001:
                 (A) obtain the agreement of 114 West 26th Street Associates,
                L.P. to accept the Landlord Letter of Credit in substitution for the Existing Credit; (B) cause an Issuer to issue the Landlord Letter of Credit; (C) cause Wells Fargo Bank to cancel the Existing Credit; and (D) transfer all of the financial assets in Parent Borrower's account no.11710282 into its account no.12624854 maintained with the Brokerage, whereupon such assets shall be subject to the security interest created under the Pledge Agreement. By way of clarification, the Landlord Letter of Credit shall be a "Letter of Credit" as such term is defined in the Credit Agreement.

        3. AMENDMENTS TO PLEDGE AGREEMENT, ETC. The Pledge Agreement is hereby amended as follows:

        (a) The Debtor's correct name in the heading is "Luminant Worldwide Corporation."

        (b) The correct description of property owned by the Debtor and held by the Secured Party is "General Brokerage Account at Wells Fargo Brokerage Services, LLC, titled Luminant Worldwide Corporation account #12624854, together with all rights in connection with such property (herein called the "Collateral")."

        (c) Section 2(a) is hereby amended in it entirety to be and read as follows:

                        "(a) Debtor will join with Secured Party in taking any
                action reasonably required by Secured Party and consistent with the terms herein in order to perfect the Security Interest and protect the rights and priorities of the Secured Party with respect to the Collateral."

Parent Borrower hereby confirms that the existing agreement between the Lender and the Brokerage was made with its consent, and agrees that it will, if requested, join with the Lender in executing any instructions to or agreements with the Brokerage in accordance with revised section 2(a) of the Pledge Agreement.

        4. FINANCIAL COVENANTS. Sections 6.12, 6.13, 6.14 and 7.11 of the Credit Agreement are hereby amended in their entirety to read as follows:

                "Section 6.12 - RESERVED."
                "Section 6.13 - RESERVED."

                "Section 6.14 MINIMUM FIXED CHARGE COVERAGE. The Borrowers will collectively maintain at all times during each period set forth below, Fixed Charge Coverage of not less than the amount set forth opposite such period (negative numbers are indicated by parentheses):

                PERIOD                                  MINIMUM FIXED CHARGE
                                                              COVERAGE
January 1, 2001 through March 30, 2001                      $(2,500,000)
March 31, 2001 through June 29, 2001                        ($3,000,000)
June 30, 2001 through September 29, 2001                    ($2,500,000)
September 30, 2001 through December 30, 2001                ($2,000,000)
December 31, 2001                                            $1,000,000
January 1, 2002 through March 30, 2002                      ($1,000,000)
March 31, 2002                                              ($1,000,000)"

                "Section 7.11 CAPITAL EXPENDITURES. The Borrowers will not incur or contract to incur Capital Expenditures of more than $4,500,000 during the fiscal year ending on December 31, 2001, and not more than $1,500,000 during the period from January 1, 2002 through March 31, 2002."

1. ACQUISITIONS. Section 7.8 of the Credit Agreement is amended to read as follows:

                "Section 7.8 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. Without the prior written consent of the Lender, no Borrower will, nor will it permit any controlled Affiliate to, consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person."

2. EVENTS OF DEFAULT. Section 8.1 of the Credit Agreement is amended by deleting the word "or" at the end of subjection (n), changing the final period in subjection (o) to "; or" and adding the following new subjection (p):

                "(p)    The aggregate market value of Qualified Pledged
        Securities as of the close of business on any Banking Day shall be less than $7,500,000 prior to issuance of the Landlord Letter of Credit or less than $7,800,000 upon or following issuance of the Landlord Letter of Credit.

7. COMPLIANCE CERTIFICATE. Exhibit B to the Credit Agreement is replaced by Exhibit A to this Amendment.

8. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

9. WAIVER OF DEFAULTS. The Borrowers are in default of Section 6.1(b) of the Credit Agreement which requires the Borrowers to deliver to the Lender certain financial reports and a compliance certificate within 30 days after the end of each month that is not a quarter end. The Lender did not receive such reports and certificate for the month ended January 31, 2001, and the Borrowers have indicated to the Lender that the reports and certificate for the month ended February 28, 2001, will be delivered late. The Lender agrees to waive these Events of Default provided it receives all such reports before April 30, 2001. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrowers to any other or further waiver in any similar or other circumstances. As of the date hereof, the Lender has no knowledge of any Defaults or Events of Default other than the Events of Default expressly set forth herein.

10. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 9 hereof, shall be effective when the Lender shall have received an executed original hereof, together with such other matters as the Lender may reasonably require; provided that Lender shall forward to Borrowers written confirmation when all of the conditions precedent in this paragraph have been satisfied.

11. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Lender as follows:

(a) The Borrowers have all requisite power and authority to execute this Amendment and to perform all of their obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

(b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate or limited liability company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation, by-laws or comparable organizational documents of the Borrowers, or
        (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

12. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

13. NO OTHER WAIVER. Except as set forth in Paragraph 9 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

14. RELEASE. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which that Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

15. COSTS AND EXPENSES. The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all reasonable fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.
         The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make an Advance to the Borrowers under the Credit Agreement, or apply the proceeds of any Advance, for the purpose of paying any such fees, disbursements, costs and expenses.

16. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.       LUMINANT WORLDWIDE CORPORATION

By /s/ Thomas J. Krueger                By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       Its _____________________________
   Its Vice President

LWC OPERATING CORP.                     LWC MANAGEMENT CORP.
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

POTOMAC I HOLDINGS, INC.                MULTIMEDIA I HOLDINGS, INC.
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

RSI GROUP, INC.                         ALIGN SOLUTIONS CORP.
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

POTOMAC PARTNERS MANAGEMENT             MULTIMEDIA RESOURCES, LLC
CONSULTING, LLC
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

INTERACTIVE8, INC.                      BD ACQUISITION CORP.
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

RESOURCE SOLUTIONS INTERNATIONAL, LLC   INTEGRATED CONSULTING, INC.
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

FREE RANGE MEDIA, INC.                  ALIGN-FIFTH GEAR ACQUISITION CORPORATION
By /s/ James R. Corey                   By /s/ James R. Corey
   _________________________________       _________________________________
   _________________________________       _________________________________

ALIGN-SYNAPSE ACQUISITION CORPORATION
By /s/ James R. Corey
   _________________________________
   _________________________________

                                        Exhibit A to Third Amendment to
                                        Credit and Security Agreement
                                        Exhibit B to Credit and Security
                                        Agreement

                             COMPLIANCE CERTIFICATE

To:      Thomas J. Krueger
         Wells Fargo Business Credit, Inc.
Date:    __________________, 2001
Subject: Luminant Worldwide Corporation, LWC Operating Corp., LWC Management
         Corp., Potomac I Holdings, Inc., Multimedia I Holdings, Inc., RSI Group, Inc., Align Solutions Corp., Potomac Partners Management Consulting, LLC, Multimedia Resources, LLC, Interactive8, Inc., BD Acquisition Corp., Resource Solutions International, LLC, Integrated Consulting, Inc., Free Range Media, Inc., Align-Fifth Gear Acquisition Corporation, and Align-Synapse Acquisition Corporation

                Financial Statements

        In accordance with our Credit and Security Agreement dated as of April 5, 2000, as amended (as amended, the "Credit Agreement"), attached are the consolidated financial statements of Luminant Worldwide Corporation (the "Parent Borrower") as of and for ________________, 200__ (the "Reporting
Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

        I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments (and with respect to all Current Financials which are interim financials, except for the absence of footnotes), and fairly present the Borrowers' financial condition and the results of its operations as of the date thereof.

                EVENTS OF DEFAULT. (Check one):

        / / The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.
        / / The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrowers acknowledge that pursuant to Section 2.13(d) the Lender may impose the Default Rate at any time during the resulting Default Period.

                FINANCIAL COVENANTS.  I further hereby certify as follows:

        1. MINIMUM FIXED CHARGE COVERAGE. Pursuant to Section 6.14 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers' Fixed Charge Coverage was $_______________ which satisfies does not satisfy the requirement that such amount be not less than $________________ for such period as set forth in the table below (negative numbers are indicated by parentheses):

                PERIOD                                  MINIMUM FIXED CHARGE
                                                              COVERAGE
January 1, 2001 through March 30, 2001                        $(2,500,000)
March 31, 2001 through June 29, 2001                          ($3,000,000)
June 30, 2001 through September 29, 2001                      ($2,500,000)
September 30, 2001 through December 30, 2001                  ($2,000,000)
December 31, 2001                                              $1,000,000
January 1, 2002 through March 30, 2002                        ($1,000,000)
March 31, 2002                                                ($1,000,000)"


        2. CAPITAL EXPENDITURES. Pursuant to Section 7.11 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend for Capital Expenditures, $__________________ in the aggregate which satisfies does not satisfy the requirement that such expenditures not exceed $4,500,000 in the aggregate during the fiscal year ending December 31, 2001, or $1,500,000 in the aggregate during the period from January 1, 2002 to March 31, 2002.

Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                        LUMINANT WORLDWIDE CORPORATION

                                        By ____________________________
                                           Its Chief Financial Officer